UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas 75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 8.01.  Other Events.

On April 23, 2007, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing its financial results with respect to the quarter ended March 31, 2007.

The foregoing is qualified by reference to the Press Release, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

IMPORTANT INFORMATION

In connection with the proposed merger, Lone Star intends to file a proxy statement and related materials concerning the transaction with the U.S. Securities and Exchange Commission, or SEC. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. Once available, Lone Star will mail the definitive proxy statement and other related materials to its shareholders. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by Lone Star with the SEC) at the SEC’s website, http://www.sec.gov, and at Lone Star’s website, http://www.lonestartech.com.

Participant Information

Lone Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lone Star shareholders in connection with the proposed merger. Certain information regarding the participants and their interests in the solicitation is set forth in the proxy statement for Lone Star’s 2007 annual meeting of shareholders filed with the SEC on March 15, 2007 and a Form 10-K filed by Lone Star with the SEC on February 28, 2007, both of which are available free of charge from the SEC and Lone Star at their websites as indicated above.  Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by Lone Star with the SEC and which will be available free of charge from the SEC and Lone Star at their websites, as indicated above.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press Release of Lone Star dated April 23, 2007 announcing its financial results with respect to the quarter ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:  April 23, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release of Lone Star dated April 23, 2007 announcing its financial results with respect to the quarter ended March 31, 2007.